FIRST AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT


         THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of March __, 1997, is made and entered into by and among Bank One, Texas, N.A. and the Debtor Group.

                                    RECITALS

         A. Secured Party and the Debtor Group entered into that certain Loan and Security Agreement, dated June 7, 1996 (the "Loan Agreement").

         B. Secured Party and the Debtor Group desire to amend the Loan Agreement as herein set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                   Definitions

         Section 1.01. Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same definitions assigned to such terms in the Loan Agreement, as amended hereby.

                                   ARTICLE II
                        Amendments to the Loan Agreement

         Section 2.01. Amendment to Definitions.  From and after the date hereof
Section 1 of the Loan  Agreement is amended by deleting  Sections 1 (d), (i) and
(gg) in their entirety and, in place thereof, adding new Sections 1 (d), (i) and
(gg) which shall read as follows:

                  "(d) 'Borrowing Base' shall mean, as of any date of determination, the lesser of (i) $8,000,000, or (ii) the sum of (1) the product of (A) the Inventory Advance Rate, and (B) Borrower's Eligible Inventory, less (2) the Reserve, and less (3) the Letter of Credit Exposure, all determined as of such date of determination.

                  (i) 'Contract Rate' shall mean a rate calculated on the basis of actual days elapsed but computed as if each year consisted of 360 days, equal to the sum of (i) the Base Rate (the "Base Rate") of interest as established from time to time by Bank as its commercial base rate of interest publicly announced from time to time (which may



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         not be the lowest,  best or most  favorable rate of interest which Bank may charge on loans to its customers), plus (ii) one percent (1.0 %) per annum.

                  (gg)     'Revolving Line' means $8,000,000.00."

         Section 2.02 New Definitions. Section 1 of the Loan Agreement is hereby amended by the addition of a new Section 1 (oo) which shall read as follows:

                  "(oo) 'Intercreditor Agreement' means that certain Intercreditor Agreement dated the __ day of November, 1996, by and between Marshall's Train Depot, Inc., a Florida corporation, Bank and Borrower."

         Section 2.03. Amendment to Section 11 (s) of the Loan Agreement. From and after the date hereof Section 11(s) of the Loan Agreement is deleted in its entirety and in place thereof shall be a new Section 11(s) which shall read as follows:

                           "(s)  Company  shall  maintain,  as of each  date set
                  forth below, a consolidated Tangible Net Worth equal to or greater than the amount set forth opposite such date below:

                           Period                    Tangible Net Worth

                  June 29, 1996                      $  3,600,000.00
                  September 28, 1996                 $  3,400,000.00
                  December 28, 1996                  $10,000,000.00
                  March 29, 1997                     $  8,000,000.00
                  June 28, 1997                      $  7,000,000.00
                  September 27, 1997                 $  6,000,000.00
                  December 27, 1997                  $10,000,000.00 plus the net
                                                     proceeds   for  any   stock
                                                     offering     of     Company
                                                     conducted   after  December
                                                     28,  1996,  and plus 50% of
                                                     Adjusted  Net  Income  (but
                                                     not  losses) of Company for
                                                     Company's    fiscal    year
                                                     ending December 27, 1997

                  March 28, 1998                     75% of  Tangible  Net Worth
                                                     Covenant as of December 27,
                                                     1997"

         Section 2.04. Amendment to Section 11 (w) (11) of the Loan Agreement. From and after the date hereof Section 11 (w) (11) of the Loan Agreement is deleted in its entirety and in place thereof shall be a new Section 11 (w) (11) which shall read as follows:



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                           "(11) Daily during any periods in which any Revolving
                  Loans or Letters of Credit are outstanding and monthly (within 7 days after the end of each month) at all other times, an activity report setting forth (i) inventory by store, (ii) inventory by type, (iii) inventory received in dollars and units by store, and (iv) inventory sold in dollars and units
                  by  store.   Such  report  shall  be  in  form  and  substance
                  reasonably acceptable to Secured Party."

         Section 2.05. Amendment to Section 12 (a) of the Loan Agreement. From and after the date hereof Section 12 (a) of the Loan Agreement is deleted in its entirety and replaced with a new Section 12 (a) which shall read as follows:

                  "(a) Borrower shall not permit any financing statement regarding the Collateral to be filed other than (i) a financing statement or statements in favor of Secured Party, (ii) those described on Schedule 10 (g), and (iii) financing statements that evidence the "Marshall Liens" (as defined in the Intercreditor Agreement)."

         Section 2.06. Amendment to Section 12 (d) of the Loan Agreement. From and after the date hereof Section 12 (d) of the Loan Agreement is deleted in its entirety and replaced with a new Section 12 (d) which shall read as follows:

                  "(d) Borrower shall not grant, create, incur, assume or permit to exist any security interest, lien or encumbrance on any of its assets or properties, including the Collateral, except (i) with respect to capital leases and liens to secure indebtedness for tenant finish-out of retail stores, not to exceed $2,400,000.00 in the aggregate in any fiscal year, and (ii) the Marshall Liens."

         Section 2.07. Amendment to Section 12 (e) of the Loan Agreement. From and after the date hereof Section 12 (e) of the Loan Agreement is deleted in its entirety and replaced with a new Section 12 (e) which shall read as follows:

                  "(e)   Borrower   shall  not  create,   incur  or  assume  any
         indebtedness for borrowed money or issue or assume any other note, debenture, bond or other evidences of indebtedness, or enter into any operating or capital leases, or guarantee any such indebtedness or such evidences of indebtedness of others, other than (i) borrowing from Secured Party, (ii) capital leases and indebtedness for tenant finish-out of retail stores, not to exceed $2,400,000.00 in the aggregate in any fiscal year, (iii) other indebtedness (the
         "Subordinated Debt") that has been subordinated to the Obligations pursuant to subordination agreements in form and substance acceptable to Secured Party in its sole discretion, and (iv) the Marshall Debt (as defined in the Intercreditor Agreement)."

         Section 2.08. Amendment to Section 17 (b) of the Loan Agreement. From and after the date hereof Section 17 (b) of the Loan Agreement is deleted in its entirety and replaced with a new Section 17 (b) which shall read as follows:



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                  "(b) If Borrower terminates this Agreement prior to the end of the Initial Term, Borrower acknowledges that (i) such termination would result in the loss to Secured Party of the benefits of this Agreement and that the damages incurred by Secured Party as a result of such termination are and would be difficult of ascertainment, and (ii) no such termination shall be effective until Borrower has paid to Secured Party all of the Obligations in immediately available funds, together with a sum certain as liquidated damages, being Borrower's and Secured Party's best and fairest estimate of Secured Party's damages caused by such termination, equal to one half of one percent (0.5%) of the Revolving Line."

         Section 2.09. Exhibit A to the Loan Agreement. From and after the date hereof (i) Exhibit A to the Loan Agreement is deleted in its entirety and replaced with a new Exhibit A in the form of Exhibit A-1 attached hereto, and
(ii) all references in the Loan Agreement to Exhibit A shall refer to Exhibit A-1 attached hereto.

                                   ARTICLE III
                              Conditions Precedent

         Section 3.01. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Investor:

                  (a) The representations and warranties contained herein and in each of the other Loan Documents shall be true and correct as of the date hereof as if made on the date hereof.

                  (b) Unless waived by Bank, no Event of Default shall have occurred and be continuing and no event or condition shall have occurred that with the giving of notice or lapse of time or both would be an Event of Default.

                  (c) The Debtor Group and each of the other parties listed on the signature pages to this Amendment shall have executed this Amendment.

                  (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be reasonably satisfactory to Secured Party and its legal counsel.

                  (e) Borrower shall have delivered to Secured Party a certificate signed by the corporate secretary of the general partner of Borrower (i) certifying to Secured Party that Borrower's partnership agreement has not been amended since Borrower's certification thereof under Certificate of Corporate Secretary dated June 7, 1996 previously delivered to Secured Party in connection with the Loan Agreement, and that the officers of the general partner of Borrower specified therein


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         are duly  elected,  qualified  and  acting  in the  capacities  therein stated, as of the effective date hereof, and (ii) attaching and certifying resolutions duly adopted by the board of directors of the general partner of Borrower authorizing and directing one or more named officers of the general partner of Borrower to execute and deliver this Amendment, and all related documentation required by Secured Party, on behalf of Borrower, which certificate shall be in form satisfactory to Secured Party.

                  (f) All conditions precedent set forth in the Loan Agreement shall have been satisfied.

                  (g) Borrower has delivered to Bank the inventory reports for January and February, 1997, and the financial statements for January, 1997, that Borrower is required to deliver in accordance with Section 11 (w) of the Loan Agreement.

                                   ARTICLE IV
                 Ratifications, Representations, and Warranties

         Section 4.01. Ratifications by Borrower and Debtor Group. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect. The Loan Agreement as amended by this Amendment shall continue to be legal, valid, binding and enforceable in accordance with its terms.

         Section 4.02. Renewal and Extension of Security Interests and Liens. Borrower and each Guarantor hereby renews, affirms and ratifies all security interests created and granted in the Loan Documents. Borrower and each Guarantor agrees that this Amendment shall in no manner affect or impair the liens and security interests securing the Obligations, and that such liens and security interests shall not in any manner be waived, the purposes of this Amendment being to modify the Loan Agreement as herein provided, and to carry forward all liens and security interest securing same, which are acknowledged by Borrower and each Guarantor to be valid and subsisting.

         Section 4.03. Ratification by Guarantors. Each Guarantor and each Validity Guarantor (i) consents, acknowledges, and agrees to the execution, delivery, and performance by Borrower of this Amendment, (ii) acknowledges and agrees that this Amendment does not affect, diminish, waive, or release his/her/its obligations under guaranty agreement delivered by him/her/it to Bank, and (iii) ratifies and confirms his/her/its obligations pursuant to such guaranty agreement. Further, each Guarantor covenants, acknowledges, and agrees that such Guarantor guaranties the repayment of the "Guaranteed Indebtedness" as provided in the guaranty agreement executed by such Guarantor.

         Section  4.04.  Representations  and  Warranties.   Borrower  and  each
Guarantor  represents  and  warrants  to Bank  as  follows:  (i) the  execution,


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delivery  and  performance  of this  Amendment  and any and all  Loan  Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and each Guarantor and will not violate the partnership agreement, articles or bylaws, as appropriate, of Borrower or any Guarantor or any agreement to which Borrower or any Guarantor is a party; (ii) the representations and warranties contained in the Loan Agreement as amended hereby and in each of the other Loan Documents are true and correct on and as of the date hereof as though made on and as of the date hereof; (iii) no Event of Default under the Loan Agreement has occurred and is continuing; and
(iv) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement, as amended hereby.

         Section 4.05. Ratification by Subordinated Lenders. Company (i) consents, acknowledges, and agrees to the execution, delivery, and performance by Borrower of this Amendment, (ii) acknowledges and agrees that this Amendment does not affect, diminish, waive, or release its obligations under Subordination Agreement dated June 7, 1996, executed and delivered by it to Bank, and (iii) ratifies and confirms the Subordination Agreement executed by it and its obligations pursuant to such Subordination Agreement.

                                    ARTICLE V
                                  Miscellaneous

         Section 5.01. Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other Loan Document, including without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Document, and no investigation by Secured Party or any closing shall affect such representations and warranties or the right of Secured Party to rely thereon.

         Section 5.02. Reference to Loan Agreement. Each of the Loan Documents and the Loan Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

         Section 5.03. Expenses of Secured Party. Borrower agrees to pay on demand all reasonable costs and expenses incurred by Secured Party directly in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Secured Party's legal counsel, and all costs and expenses incurred by Secured Party in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Document, including, without limitation, the reasonable costs and fees of Secured Party's legal counsel.



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         Section 5.04.  Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         SECTION 5.05. APPLICABLE LAW. THIS AMENDMENT SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         Section 5.06. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, heirs, executors, and legal representatives, except that none of the parties hereto other than Secured Party may assign or transfer any of its rights or obligations hereunder without the prior written consent of Secured Party.

         Section 5.07. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         Section 5.08. Effect of Waiver. No consent or waiver, express or implied, by Bank to or for any breach of or deviation from any covenant, condition or duty by Borrower, shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

         Section 5.09. Headings.  The headings,  captions, and arrangements used
in  this  Amendment  are  for   convenience   only  and  shall  not  affect  the
interpretation of this Amendment.

         Section 5.10. Conflicting Provisions. If any provision of the Loan Agreement as amended hereby conflicts with any provision of any other Loan Document, the provision in the Loan Agreement shall control.

         SECTION 5.11. RELEASE. BORROWER AND EACH GUARANTOR HEREBY ACKNOWLEDGES THAT NEITHER BORROWER NOR ANY GUARANTOR HAS ANY DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF BORROWER'S OR ANY GUARANTOR'S LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM SECURED PARTY. BORROWER AND EACH GUARANTOR HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES SECURED PARTY, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND


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LIABILITIES  WHATSOEVER,   KNOWN  OR  UNKNOWN,   ANTICIPATED  OR  UNANTICIPATED,
SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER OR ANY GUARANTOR MAY NOW OR HEREAFTER HAVE AGAINST SECURED PARTY, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OR WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE OR ARISE FROM ANY LOAN, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS, AND NEGOTIATION AND EXECUTION OF THIS AMENDMENT.

         SECTION 5.12. ENTIRE AGREEMENT. THIS AMENDMENT, THE LOAN AGREEMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED AND DELIVERED IN CONNECTION WITH AND PURSUANT TO THIS AMENDMENT AND THE LOAN AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         Section 5.13. Waivers. Borrower failed to provide to Bank certain of the monthly and weekly reports required by Section 11 (w) of the Loan Agreement to be delivered by Borrower to Bank during November and December, 1996 and January, 1997. Borrower has requested that Bank waive such failure and any Event of Default caused thereby. Bank hereby consents to the failure of Borrower to deliver such reports and waives any Event of Default caused thereby. Such waiver and consent is expressly limited to as set forth in this Section 5.13 and does not, and shall not, constitute a consent or waiver to any other, additional or future breach of Section 11(w) or any other provision of the Loan Agreement or any other Loan Document. Except as set forth in this Section 5.13, Bank is not aware of the occurrence and continuation of any Events of Default under the Loan Agreement.



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         EXECUTED as of the date first written above.

                              BANK:

                              Bank One, Texas, N.A.


                              By:__________________________________
                                 Kathleen S. Robertson, Vice President

                              BORROWER:

                              The Great Train Store Partners, L.P.

                              By: GTS Partner, Inc.


                              By:____________________________
                                 Cheryl Taylor, Vice President

                              ADDITIONAL MEMBERS OF THE DEBTOR GROUP
                              and GUARANTORS:

                              The Great Train Store Company


                              By:_________________________________
                                 Cheryl Taylor, Vice President


                              GTS Partner, Inc.


                              By:__________________________________
                                 Cheryl Taylor, Vice President


                              GTS Limited Partner, Inc.


                              By:__________________________________
                                 Cheryl Taylor, Vice President



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                              VALIDITY GUARANTORS: The undersigned have executed
                              this Amendment for the purpose of consenting, acknowledging and agreeing to the terms of Section
                              4.03 hereof



                              ------------------------------------
                              James H. Levi



                              -------------------------------------
                              Cheryl Taylor

                              SUBORDINATED LENDER: The undersigned haS executed this Amendment for the purpose of consenting, acknowledging and agreeing to the terms of Section
                              4.05 hereof


                              The Great Train Store Company


                              By:_________________________________
                                 Cheryl Taylor, Vice President



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